


AS ADVERTISED

NASDAQ: LYTS

# FAST FORWARD

## STRATEGIC UPDATE
MARCH 2023

# DISCLAIMER

## Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

# MEASURING OUR PROGRESS [FY20-FY23]

## We Introduced a Comprehensive Business Transformation Plan in 2020

| EXPAND<br>Our Vertical Focus | CHANGE<br>Our Customer Engagement |
|---|---|
| Provide Differentiated Value through Direct Engagement of Both Existing Verticals and New Vertical Segments | Transition to High-Value Channel Engagements that Focus More on Direct-to-Customer Relationships |
| **BUILD**<br>Services Business | **GROW**<br>Through Acquisition |
| Shift from "Client Support" Model to a Scalable End-to-End Service Model | Focus on Bolt-On Acquisitions that Expand our Vertical Presence, Either in New or Existing Segments |

In **2020**, LSI launched ***The Path Forward***, a value-creation framework designed to accelerate revenue growth, margin realization, and profitability

**Consolidated** Projected Sales ($M)


$306
$450
$500
2020*
2023
2025

**Consolidated** Adjusted EBITDA / Margin ($M)


5.1%
8.0%
10.0%
$15
$36
$50
2020*
2023
2025

**Five-Year Financial Targets, as Introduced in Fiscal Year 2020**

*LSI Fiscal Year (FY) July 1st, Through June 30th

# MEASURING OUR PROGRESS [FY20-FY23]

## Since 2020, We Have Continued to Build Leading Vertical Market Positions

### Vertical Markets



Automotive
Petroleum
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse
DESSERTS
HONDA

**Market Driven Portfolio**

### Lighting Solutions

**Indoor**

- High Bay
- Downlights
- Linear
- Troffer
- Retrofit Kits
- Decorative

**Outdoor**

- Area
- Canopy
- Garage
- Wall Mount
- Flood
- Bollards

**Controls**

- Sensors
- Photocontrols
- Dimmers
- Motion Detection
- Bluetooth Systems
- Wireless IoT Systems

### Display Solutions

- Printed Graphics
- Structural Graphics
- Facades and Cladding
- Digital Signage
- Menu Board Systems
- Display Fixtures
- Refrigerated Displays
- Custom Display Elements

### Services

- Creative Services
- Site Surveys
- Permitting
- Construction / Installation
- Rebrands / Change-Outs
- Content Management
- Post-Implementation

# MEASURING OUR PROGRESS [FY20-FY23]

## Established a High "Say-Do", Delivered Continuous Improvement on Strategic Plan

***The Path Forward*** delivered on its initial targets ahead of plan, driven by organizational improvements across operations, manufacturing and sales/marketing

- ✓ Implemented **vertical market strategy**; increased focus on key, high-value sectors with defensible position
- ✓ Strengthened **lighting and display solutions portfolio**, with a focus on in-demand products and services
- ✓ **Invested heavily in new product development**, introduced a record number of new products
- ✓ **Expanded market share in key target verticals**, while de-emphasizing lower-margin opportunities
- ✓ Established a leading market position within **grocery vertical** through the **acquisition of JSI in 2021**
- ✓ **Strengthened relationships across sales channels**, improving collaboration across dealers and customers
- ✓ **Redesigned supply chain** to capitalize on US manufacturing base, exploiting short-lead time opportunities
- ✓ High-graded leadership team; **exceeded sales, margin and profitability targets**

**We Built a Better Business – Now We Will Build a Bigger Business**

# MEASURING OUR PROGRESS [FY20-FY23]

## Consistent Outperformance Vs. Revenue, Margin and Profitability Targets

### Revenue Growth ($M)



$306
$85
$100
$455
$490-$500
2020*
M&A
Organic
2022
2023e

### Adjusted EBITDA Margin ($M)[a]



9.5%-10.0%
$47-$49
5.1%
$15
2020*
2023e

### Adjusted Diluted EPS ($)



$0.85-$0.90
$0.15
2020*
2023e

### Targeted Commercial Expansion
Durable Revenue Growth

- ✓ Organic Growth Driven by Sharpened Focus and Execution in High-Value Vertical Markets
- ✓ Share Gain from Targeted New Products and Strengthened Market Engagement with Partners and Customers
- ✓ Complementary Inorganic Growth with the Acquisition of JSI Store Fixtures

### Focused Operational Excellence
Stable Margin Expansion

- ✓ Improved Customer Value Proposition
- ✓ Disciplined Pricing on Projects / Programs, During Inflationary Environment
- ✓ Continue to Drive Manufacturing and Supply Chain Efficiencies
- ✓ Accretive Acquisition

### Long-Term Value Creation
Driving Profitable Growth

- ✓ Ratable Annualized Growth in Adjusted EPS
- ✓ Stock Price Appreciation and Sustained Dividend
- ✓ Responsible Capital Allocation / Management

a) GAPP to Non-GAPP EBITDA reconciliation is available in the Annual 10-K

*LSI Fiscal Year (FY) July 1st, Through June 30th

# INTRODUCING OUR *FAST FORWARD* INITIATIVE

## The Five-Year Roadmap to FY28

| | Current Focus | Forward Focus |
|---|---|---|
| **Accelerating Markets** | ✓ Applications Outside and Inside the Building<br>✓ Entrenched Presence in Attractive End-Market Verticals Growing Well Above Industry Average<br>✓ Strategically Aligned Around Clean Energy Megatrends<br>✓ Uniquely Positioned to Improve the Increasingly Demanding Experience of our Customers' Customer | ✓ Vertical and Horizontal Application Specific New Products<br>✓ Complementary Bolt-on Vertical M&A<br>✓ Increase Customer Mindshare and Share-of-Wallet<br>✓ New Customers Within Existing Verticals |
| **Incremental Growth Drivers** | ✓ Adjacent Opportunities Tied to Our Vertical Market Strategy<br>✓ Leverage Trends in Energy, Infrastructure and Evolving Consumer Habits<br>✓ Identify and Grow New Vertical Markets<br>✓ Pilot New Ideas / Applications | ✓ Expansion in Services<br>✓ Safety & Security<br>✓ Apply Technological Developments<br>✓ Solar Applications<br>✓ Infrastructure – Leaner, Cleaner, and Greener<br>✓ Complementary Bolt-on Horizontal M&A |
| **Leveraging Unique Operating Model** | ✓ Onshore Manufacturing and Supply Chain Model<br>✓ Custom Design Services and Production Capabilities<br>✓ Utilize Installation Network to Differentiate from Competitors | ✓ Significantly Scale our Broad Service Model and Provider Capability Ecosystem<br>✓ Expand Role as Turnkey Integrator, Building Competitiveness in Program Management<br>✓ Single-Source Provider Supporting Multiple Customer Requirements / Applications<br>✓ Unmatched Cross-Selling Advantage |

# *FAST FORWARD* EXPAND END-MARKET FOCUS

## Incremental Growth Drivers: Leveraging Integrated Solutions in Higher Value Markets

### Current Focus

- ✓ Adjacent Opportunities Tied to Our Vertical Market Strategy
- ✓ Leverage Trends in Energy, Infrastructure and Evolving Consumer Habits
- ✓ Identify and Grow New Vertical Markets
- ✓ Pilot New Ideas / Applications

### Forward Focus

- ✓ Expansion in Services
- ✓ Safety & Security
- ✓ Apply Technological Developments
- ✓ Solar Applications
- ✓ Infrastructure – Leaner, Cleaner, and Greener
- ✓ Complementary Bolt-on Horizontal M&A

#### Refrigeration



- ✓ Next-Gen. Refrigerants
- ✓ Hot / Cold Food
- ✓ Static and Environmentally Controlled Display

#### Safety & Security



- ✓ Employee & Customer Safety
- ✓ Fraud & Loss Prevention
- ✓ Compliance Enforcement
- ✓ Leverage Existing Site Presence

#### Solar & EV



- ✓ Fast Forward for Petroleum
- ✓ Uniquely Position for System Integration
- ✓ Execute Role as Integrator

#### Professional Services



- ✓ Design – Build - Installation
- ✓ Project Management
- ✓ Aftermarket Service Contracts – Repair / Replace
- ✓ Reoccurring Revenue – Content Management

#### Infrastructure



- ✓ Replace / Upgrade Infrastructure
- ✓ "Smart" Products and Solutions
- ✓ US Domestic Manufacturing
- ✓ Rapid Development

# *FAST FORWARD* FINANCIAL TARGETS [FY23-FY28]

Introducing our New, Five-Year Financial Targets

**Revenue Growth ($M)**



$490
$150
$160
$800
2023e*
M&A
Organic Growth
2028

**Adjusted EBITDA / Margin ($M)**



9.5%-10.0%
12.5%
$47-$49
$100
2023e*
2028

## Targeted Commercial Expansion
Durable Revenue Growth

- ✓ High-single-digit organic revenue growth; ~5-7% CAGR
- ✓ Balanced inorganic growth; $150+ M in acquisition-related revenue by 2028
- ✓ Organic market expansion through product expansion and enhanced commercialization

## Focused Operational Excellence
Stable Margin Expansion

- ✓ Drive increased asset optimization
- ✓ Drive ratable cost reductions; targeting annualized cost of reduction of 2-3%
- ✓ Deliver at least 50 basis points of margin expansion annually

## Long-Term Value Creation
Driving Profitable Growth

- ✓ Drive Ratable Annualized Growth in Adjusted EPS
- ✓ Deliver consistent free cash flow conversion; targeting 100% of Adjusted Net Income
- ✓ Committed to consistent payment of quarterly cash dividend

*LSI Fiscal Year (FY) July 1st Through June 30th

# *FAST FORWARD* STRATEGIC PRIORITIES

## Building Upon a Foundation of Commercial Growth and Operational Execution

### Enterprise Growth
Expand Our Vertical Markets and Solutions Offering

- ✓ Deeper Penetration in Existing Verticals
- ✓ New Adjacent Solutions for Existing and New Verticals
- ✓ Market Driven New Product / Solutions Development
- ✓ M&A: Expand our Vertical Presence in New and Existing Segments

### Partner of Choice
Build & Leverage Partners and Ecosystems

- ✓ Educate and Empower our Independent Sales Network
- ✓ Collaborate with Partners and End-Customer to Understand Unique Requirements
- ✓ Expand Integrator and Service Capabilities for Broad Solutions Offering
- ✓ Shared Incentives for Success

### Business Excellence
Focus on Total Value Creation

- ✓ Provide Excellent Customer Service Throughout the Value Chain
- ✓ Leverage our US Manufacturing Footprint and Custom Solution Capabilities
- ✓ Drive Productivity and Continuous Improvement
- ✓ ESG Commitment
- ✓ Talent Management: Attract, Develop and Retain our People

### Capital Allocation
Balanced & Disciplined Approach to Driving Shareholder Value

- ✓ Invest in Organic Sales Growth Opportunities
- ✓ Debt Reduction / Net Leverage
- ✓ Targeted Acquisitions
- ✓ Share Repurchase Authorization
- ✓ Committed to a Quarterly Cash Dividend

# LSI INDUSTRIES [NASDAQ: LYTS]

10000 Alliance Road
Cincinnati, OH 45242

LSI Information: www.lsicorp.com | 800.436.7800 | engage@lsicorp.com
Investor Relations: Vallum Advisors, Noel Ryan | 720.778.2415 | LYTS@vallumadvisors.com


Refueling & C-Store
CANOPY LIGHTING / GRAPHICS
INDOOR GRAPHICS / FIXTURES
OUTDOOR GRAPHICS / LIGHTING


Grocery
DIMENSIONAL SIGNAGE & GRAPHICS
TASK & DECORATIVE LIGHTING
FRESH REFRIGERATION FIXTURES
INDOOR DISPLAY FIXTURES
PARKING LOT
INDOOR GRAPHICS / LIGHTING

Parking / Sports / Warehouse


Automotive
WALL MOUNTED & FAÇADE FIXTURES
OUTDOOR VEHICLE DELIVERY FIXTURES
OUTDOOR
HIGH BAY LIGHTING
TASK LIGHTING
SERVICE BAY
ARCHITECTURAL & TROFFER LIGHTING
SHOWROOM


Quick Serve Restaurants
AREA LIGHTS / POLES
WALL MOUNTED & FAÇADE FIXTURES
OUTDOOR LIGHTING
DRIVE THRU / MENU BOARDS
INDOOR LIGHTING / MENUS

And More ...

CINCINNATI, OH | AKRON, OH | BANGOR, ME | BURLINGTON, NC | COLUMBUS, OH | HOUSTON, TX | MILO, ME | PAYSON, UT | TORONTO, CAN